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ANNUITY                                AMERICAN FIDELITY ASSURANCE COMPANY
APPLICATION                     2000 N. CLASSEN BLVD OKLAHOMA CITY, OKLAHOMA 731O6
                                          PROPOSED ANNUITANT INFORMATION

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Last Name  (maiden name)                   First Name                         Full Middle Name             Suffix

Age   Date of Birth    Sex    Soc Sec. Number   Requested Eff Date                              Date of Employment
      Mo Day Yr        M  F                     Mo Day Yr                                       Mo Day Yr

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Number and Street        Work Phone #                                       Home Phone #
                         (  )                                              (  )

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City                                                                               State    Zip

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Employer                       MCP #                      Salary $                              Occupation
                                                          Annual            Monthly

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Do you now have or have you ever had any other  coverage  with us? Yes   No
If so, write the existing Customer Number in the box in the upper right corner.

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PLAN INFORMATION:
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Choose One Plan:                          PAYMENT ALLOCATION:                              BILLING METHOD

                                          __  New         Amounts shown below should       __  List Bill
TAX QUALIFIED PLANS                       __  Increase    reflect the new total payment           Payor # ________
__ 403(b) Salary Reduction                __  Decrease    after any increase/decrease      __  Direct Bill
__ 403(b) Transfer/Rollover               __  Fixed Annuity (select one)                   __  Bank Draft
__ 403(b) Employer Contribution                __   Standard      __ HIO Rider
__ IRA                                                              $ ________________     NAME ON BILL:
__ Spousal IRA                                                                             __  Annuitant
__ IRA Transfer/Rollover                                                                   __  Owner
__ SEP/IRA                                __  Variable Annuity Fund A
__ SEP/IRA Transfer/Rollover                    qualified plans only     $ _____           FOR OFFICE USE ONLY
__ ________________________                     (Complete Form #ASI-34)
                                          __  AFAdvantage Variable Annuity
                                                 (Complete Form #ASI-35) $ _____
NON-TAX QUALIFIED PLANS
__ After-Tax Annuity (ATA)
__ ATA-1035 Exchange                                TOTAL PAYMENT     $ _______________
__ __________________________                       Payment Frequency:  _______________
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Does this contract,  if issued replace any insurance or annuity  contract now in
force?    Yes    No
If yes, please give the name of the company and the policy number.

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SPECIAL INSTRUCTIONS:

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                               BENEFICIARY

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Primary  First Name   Full Middle Name        Last Name                 Suffix
Relationship to Annuitant

Contingent

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                POLICY OWNER (COMPLETE ONLY IF OTHER THAN ANNUITANT)

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First Name     Full Middle Name               Last Name                 Suffix

                                                      SSN # or Tax ID Number(s)

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Number and Street             City                         State     Zip

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Agent Statement:  To the best of my knowledge the policy  applied for does __
does not __ replace the existing insurance or annuity policy. In the event a Variable Annuity is selected, this application is not complete without the appropriate Application Supplement.

_______________________________
SIGNATURE OF WITNESS

(Licensed resident agent where required by law)

                                                   Signed At _________________
                                                   Date Signed _______________

                                                    __________________________
                                                    SIGNATURE OF OWNER

Agent #

                                                    __________________________
                                                    SIGNATURE OF JOINT OWNER
                                                          (If Applicable)